Other Liabilities	6 Months Ended
Jun. 30, 2022
Other Liabilities Disclosure [Abstract]
OTHER LIABILITIES
18. OTHER LIABILITIES
Government and Other Grants
The Group has received grants from government and private entities. These include grants in respect of research and development activities, expansion of manufacturing capabilities and deployment of the Group’s products in certain geographical markets.
The Group has recorded $3,863 and $497 as a reduction in research and development expenses for the six months ended June 30, 2022 and 2021 respectively, to reflect the usage of grant funds and research and development expenditures. The Group had liabilities of $32,216 and $38,941 as of June 30, 2022, and December 31, 2021, respectively, for these unspent grant funds.
As of June 30, 2022, the Group had $24,299 (2021: $26,211) related to a grant for manufacturing equipment. The Group will recognize the grant over the useful life of the equipment. In the six months ended June 30, 2022, the Group reduced manufacturing expenses by $1,999 (2021: 2,771).
Instrument Financing Agreement
On April 27, 2022 the Company consummated the first closing of a private placement offering pursuant to which it received an initial investment of
$26.1
million in cash and entered into an Instrument Financing Agreement with the Investors and Pear Tree Partners, L.P. The terms of the Instrument Financing Agreement provide that the Investors may invest up to an aggregate maximum amount of $50
million in the Company, or such higher amount as agreed to by the Company and the Investors, in one or more closings, in order to fund the purchase of additional LumiraDx instruments, allowing the Company to further expand instrument placements. In consideration of such investment, the Company has agreed to pay to the Investors on a semi-annual basis and over a three-year period (subject to extension in certain events), a payment that is equal t
o 20%
of the total gross amount invoiced by the Group in respect of sales of test strips for use in such funded LumiraDx instruments which are allocated to the Invested Amount by the Company in accordance with the terms of the Instrument Financing Agreement.
If by the end of the applicable three-year term (the “Expiry Date”), the Investors have not received, in aggregate, Instrument Financing Payments equal to or in excess of two times the Invested Amount (the “Target Return”), the
Company
shall, at its sole discretion, either: (i) issue to the Investors an aggregate amount of the
Company’s
common shares equal in value to the difference between the Target Return and the total Instrument Financing Payments received by the Investors (the “Return Shortfall”), at a price per common share equal to the volume-weighted average price of the common shares for the
20
Nasdaq trading day period immediately following the applicable Expiry Date, but subject to a minimum price per common share o
f $
7.25
;
or (ii) pay to the Investors the applicable Return Shortfall in cash.
In June 2022 the Company closed an addition
al $15.4
million investment with the Investors.
The ability to pay the
the Return Shortfall, if any,
in common shares constitutes an embedded derivative as it is a component of the host instrument that would allow for the cash flows of the combined instrument to be changed according to the value of a financial variable. In accordance with IFRS 9, the Company has elected to record the entire instrument at a fair value through profit or loss. The change in fair value o
f $1.6 million has been charged to finance expenses for the six months ended June 30, 2022.